UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010 (January 20, 2010)

NEW JERSEY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 938-1480

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 20, 2010, New Jersey Natural Gas (“NJNG”), a wholly-owned subsidiary of the Registrant, issued a press release announcing the approval by the New Jersey Board of Public Utilities (BPU) of an extension of NJNG’s Conservation Incentive Program (“CIP”) through September 30, 2013. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1         Press Release Dated January 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2010

NEW JERSEY RESOURCES CORPORATION

By: /s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release Dated January 20, 2010.